UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


                        Date of Report: December 20, 2004

                           NALCO FINANCE HOLDINGS INC

       Delaware                   333-119231                38-3695555
------------------------   -----------------------    ----------------------
(State of Incorporation)   (Commission File Number)       (IRS Employer
                                                      Identification Number)

                    1601 W. Diehl Rd., Naperville, IL 60563

                                  630-305-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01         Other Events

On December 20, 2004, Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. completed their anticipated $176.9 million redemption of a portion of their 9.0 percent senior discount notes due 2014. This amount included payment of the applicable redemption premium and (in accordance with the previously announced intention) was made from proceeds raised by parent company Nalco Holding Company as part of its November 11, 2004 initial public offering.

Item 9.01(c) Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits
--------
99.1 Press release dated December 20, 2004, announcing the early redemption of a portion of the Company's 9.0 percent senior discount notes due in 2014.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.



                                            NALCO FINANCE HOLDINGS INC

                                            /s/ Stephen N. Landsman
                                           ------------------------
                                                Stephen N. Landsman
                                                Secretary

Date: December 20, 2004